                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
         [ ] Preliminary proxy statement                         [ ]   Confidential, For Use of the Commission
                                                                       Only (as permitted by Rule 14a-6(e)(12))

         [X] Definitive proxy statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                RAILAMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
        [X] No fee required.
        [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

--------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3) Filing party:

--------------------------------------------------------------------------------

         (4) Date Filed:

--------------------------------------------------------------------------------

                                RAILAMERICA, INC.
                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1998

--------------------------------------------------------------------------------

To the Stockholders of RAILAMERICA, INC.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of RailAmerica, Inc., a Delaware corporation (the "Company"), will be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 18, 1998, at 10:00 a.m., local time, for the following purposes:

         1. To elect three Class III Directors to hold office for terms of three years or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to approve and adopt the Company's 1998 Omnibus Executive Compensation Plan; and

         3. To transact such other business as may properly come before the Annual Meeting and any and all postponements or adjournments thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on May 19, 1998, shall be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

                                      By order of the Board of Directors

                                      GARY O. MARINO
                                      CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                      OFFICER AND PRESIDENT

Boca Raton, Florida
June __, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                                RAILAMERICA, INC.


                          ---------------------------

                                 PROXY STATEMENT

                          ---------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of RailAmerica, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 18, 1998, at 10:00 a.m., local time, or at any and all postponements or adjournments thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is June __, 1998. Stockholders should review the information provided herein in conjunction with the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 301 Yamato Road, Suite 1190, Boca Raton, Florida 33431, and its telephone number is (561) 994-6015.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally and by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. American Stock Transfer & Trust Company acts as the Company's transfer agent and, as part of its services to the Company, may solicit the return of voted proxies from banks, brokers, nominees and intermediaries. American Stock Transfer & Trust Company does not receive any set compensation for such services, other than compensation it receives for acting as transfer agent.



                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. The election of three Class III Directors to hold office for terms of three years or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to approve and adopt the Company's 1998 Omnibus Executive Incentive Compensation Plan (the "Incentive Plan"); and

         3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the three nominees for Class III director named below and (b) FOR the proposal to approve and adopt the Incentive Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, his, her or its shares will be voted in accordance with the specification so made.

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 19, 1998, as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 9,479,957 shares of Common Stock issued and outstanding (not including treasury shares), all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve and adopt the Incentive Plan. Any other matter that may be submitted to a vote of the stockholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Certificate of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 301 Yamato Road, Suite 1190, Boca Raton, Florida 33431, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

         The Company's Common Stock has been quoted on the Nasdaq Stock Market's National Market under the symbol "RAIL" since March 6, 1997. Prior to March 6, 1997 the Company's Common Stock traded on the Nasdaq Small Cap Market tier of the Nasdaq Stock Market. Set forth below are the high and low sales prices for the Common Stock as reported on the Nasdaq System for each of the calendar quarters of 1996 and 1997 and for the first two calendar quarters of 1998.


                                                              HIGH                    LOW
                                                       -------------------     -----------------
                             1996
                             ----
           First Quarter...........................           $4 1/6                  $3 1/8
           Second Quarter..........................            4 3/16                  3 3/16
           Third Quarter...........................            4 3/8                   3 3/8
           Fourth Quarter..........................            5 3/4                   4 1/8

                             1997
                             ----

           First Quarter...........................           $6 1/8                  $4 5/8
           Second Quarter..........................            5                       4 1/4
           Third Quarter...........................            6 5/16                  4 1/8
           Fourth Quarter..........................            7 3/8                   5 3/8

                             1998
                             ----

           First Quarter...........................           $7-23/32                $6
           Second Quarter (through April 20).......            7-3/16                  6-5/8

         The Company has never declared or paid a dividend on its Common Stock. The Company is prohibited from paying dividends on the Common Stock pursuant to certain restrictive covenants contained in its loan agreements.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, the number of shares of Common Stock that were owned beneficially by (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers (as defined in "Executive Compensation") and (iv) all directors and executive officers of the Company as a group:


                  NAME AND ADDRESS OF                        AMOUNT AND NATURE OF          PERCENTAGE OF
                    BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(1)     OUTSTANDING SHARES(1)
                    ----------------                       -----------------------     ---------------------
William Ehrman and Group(2).............................          1,186,000                     12.5
c/o Arthur Goetchius
300 Park Avenue, 21st Floor
New York, New York  10022

Luther King Capital Management Corporation                        1,040,000                     11.0
301 Commerce, Suite 1600
Fort Worth, TX  76102

Gary O. Marino(3).......................................            722,000                      7.2
RailAmerica, Inc.
301 Yamato Road, Suite  1190
Boca Raton, Florida 33431

John H. Marino(4).......................................            320,500                      3.4
RailAmerica, Inc.
King Street Station
Suite 150, 1800 Diagonal Road
Alexandria, Virginia 22314

Donald D. Redfearn(5)...................................            107,450                      1.1
RailAmerica, Inc.
301 Yamato Road, Suite 1190
Boca Raton, Florida 33433

John M. Sullivan(6).....................................             41,100                      *
10279 SW Stones Throw Terrace
Palm City, Florida 34990

Richard Rampell(7)......................................             51,000                      *
122 North County Road
Palm Beach, Florida 33480

Charles Swinburn(8).....................................             51,000                      *
1800 M. Street, NW
Washington, D.C. 20036

Douglas R. Nichols(9)...................................             50,000                      *
260 State Street
Dallas, Texas 75201

W. Graham Claytor III(10)...............................             26,000                      *
Pier 33 North
San Francisco, California 94111

Robert B. Coward(11)....................................            127,765                      1.3
U.S. Highway 84 West
P.O. Box 487
Gatesville, Texas  76528

Jack F. Conser(12)......................................             37,000                      *
RailAmerica, Inc.
301 Yamato Road, Suite 1190
Boca Raton, Florida  33431

All directors and executive officers as a group
  (10 persons)..........................................          1,533,815(13)                 14.6

--------------------------
*  Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Based on Amendment No. 2, dated February 9, 1998, to Schedule 13D dated July 8, 1997. Consists of (i) 309,560 shares of Common Stock beneficially owned by EGS Associates, L.P. ("EGS Associates"), (ii) 138,085 shares of Common Stock beneficially owned by Bev Partners, L.P. ("Bev Partners"),
      (iii) 20,000 shares of Common Stock beneficially owned by Jonas Partners, L.P. ("Jonas Partners"), (iv) 30,000 shares of Common Stock beneficially owned by William Ehrman ("Ehrman") and members of his immediate family, and (v) 10,000 shares of Common Stock beneficially owned by Frederick Ketcher ("Ketcher"). In addition, by reason of the provisions of Rule 13D-3 of the Securities Exchange Act of 1934, as amended (the "Act"), (x) EGS Partners, L.L.C. ("EGS Partners") may be deemed to own beneficially 678,355 shares of Common Stock purchased for discretionary accounts managed by it, as to which EGS Partners disclaims beneficial ownership, and (y) each of Ehrman, Ketcher, Frederick Greenberg ("Greenberg"), Jonas Gerstl ("Gerstl"), James McLaren ("McLaren") and William D. Lautman ("Lautman," and together with Ehrman, Ketcher, Greenberg, Gerstl and McLaren, the "General Partners"), since each of the General Partners, is a general partner of each of EGS Associates, Bev Partners and Jonas Partners and a member of EGS Partners may be deemed to own the 309,560 shares beneficially owned by EGS Associates, the 678,355 shares that may be deemed to be beneficially owned by EGS Partners, the 138,085 shares beneficially owned by Bev Partners and the 20,000 shares beneficially owned by Jonas Partners, as to which the General Partners disclaim beneficial ownership.
(3) Includes (i) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.40 per share,
      (ii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.75 per share, (iii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.15 per share, (iv) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $7.25 per share, (v) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $8.00 per share, (vi) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $8.75 per share, (vii) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $9.50 per share, and
      (viii) 20,000 shares issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share, granted under the Incentive Plan. See "Executive Compensation." Mr. Gary O. Marino is the brother of Mr. John H. Marino.
(4) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.625 per share granted under the Incentive Plan. Mr. John H. Marino is the brother of Mr. Gary O. Marino.
(5) Includes (i) 25,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Company's Incentive Plan, (ii) 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan and (iii) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Incentive Plan.
(6) Includes 40,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1992 Stock Option Plan.
(7) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.81 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan.
(8) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.19 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan.
(9) Consists of 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan. Mr. Nichols is President and principal shareholder of First London Securities Corporation. See "Certain Transactions."
(10) Includes 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.65 per share and 15,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Incentive Plan.

(11) Includes 25,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Incentive Plan and 100,000 shares of Common Stock issuable upon conversion of a presently convertible promissory note at a conversion price of $2.25 per share.
(12) Includes (i) 16,800 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.50 per share,
      (ii) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.625 per share, and
      (iii) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share, all of which were granted pursuant to the Incentive Plan.
(13)  See notes (3) - (12) above.

            ELECTION OF DIRECTORS; NOMINEES AND CONTINUING DIRECTORS

         Pursuant to the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors is divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class
III. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting are elected for a three-year term. The current term of the Class III Directors terminates on the date of the Company's 1998 Annual Meeting; the current term of the Class I Directors terminates on the date of the Company's 1999 annual meeting of stockholders; and the current term of the Class II Directors terminates on the date of the Company's 2000 annual meeting of stockholders. Messrs. Gary O. Marino, Richard Rampell and Douglas R. Nichols currently serve as Class III directors and will stand for re-election at the Annual Meeting. Messrs. Donald D. Redfearn and Charles Swinburn currently serve as Class I directors and Messrs. John H. Marino and John M. Sullivan currently serve as Class II directors. If elected at the Annual Meeting, Messrs. Gary O. Marino, Richard Rampell and Douglas R. Nichols will serve until the Company's 2001 annual meeting of stockholders and until their successors are duly elected and qualified.

         Messrs. Gary O. Marino, Richard Rampell and Douglas R. Nichols have consented to serve on the Company's Board of Directors and the Board of Directors has no reason to believe that the nominees will not serve if elected. However, if any or all of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for such substitute nominee or nominees.

NOMINEES FOR CLASS III DIRECTOR

         GARY O. MARINO - Mr. Marino has served as Chairman of the Company's Board of Directors and Treasurer since the Company's formation in April 1992, as Chief Executive Officer of the Company since March 1, 1994 and as President since July 1996. Mr. Marino has also served as the Chairman of the Board and Treasurer of Huron & Eastern Railway Company, Inc. ("HESR"), a subsidiary of the Company, since 1986 and as Chairman of the Board, President and Chief Executive Officer of Kalyn/Siebert, Inc., a wholly owned subsidiary of the Company ("Kalyn/Siebert"), since its acquisition in 1994. Mr. Marino joined the Company on a full-time basis in March 1994. Mr. Marino also served as Chairman of Huron Transportation Group, Inc. ("HTG"), from its formation in 1987 until HTG merged with RailAmerica Services Corporation in December 1993 (the "H&G Merger"). From 1984 until October 1993, Mr. Marino served as Chairman, President and Chief Executive Officer of Boca Raton Capital Corporation ("BRCC"), a publicly-traded venture capital firm. Mr. Marino received his B.A. degree from Colgate University in 1966 and an M.B.A. from Fordham University in 1973. From 1966 to 1969, Mr. Marino served as an officer of the United States Army Ordnance Corps.

         RICHARD RAMPELL - Mr. Rampell has served as a director of the Company since July 1995. Mr. Rampell, a certified public accountant, is currently the Chief Executive of Rampell & Rampell, P.A., Certified Public Accountants, of Palm Beach, Florida. Mr. Rampell is a past President of the Palm Beach Tax Institute and a past President of the Florida Institute of CPA's, East Coast Chapter. Mr. Rampell graduated with honors from Princeton University with an A.B. degree and received an M.B.A. from the Wharton School at the University of Pennsylvania.

         DOUGLAS R. NICHOLS - Mr. Nichols has served as a director of the Company since July 1996. Mr. Nichols is a certified public accountant and the founder, President and principal stockholder of First London Securities Corporation, a securities broker-dealer specializing in equity trading and investment banking. From 1989 to 1991, Mr. Nichols was a Vice President with the Dallas, Texas office of Smith Barney and from 1986 to 1989 was a broker with the Dallas branch of Shearson Lehman Brothers. Mr. Nichols is currently a member of the National Railway Historical Society. Mr. Nichols received a B.A. degree from Allegheny College in 1974.

         CONTINUING CLASS I DIRECTORS

         DONALD D. REDFEARN - Mr. Redfearn has served as the Company's Executive Vice President - Administration and Secretary since December 1994 and has served as an officer and director of the Company since its formation in April 1992, and of HESR since 1986. Mr. Redfearn joined the Company on a full-time basis in January 1996. From September 1993 until September 1995, Mr. Redfearn served as President of Jenex Financial Services, Inc., a financial consulting firm. From 1984 until September 1993, Mr. Redfearn served in various capacities at BRCC, a former stockholder of the Company, including Senior Vice President, Assistant Secretary and Treasurer. Mr. Redfearn also served as a Vice President of HTG until the HTG Merger. Mr. Redfearn received his B.A. degree in Business Administration from the University of Miami and graduated from the School of Banking of the South at Louisiana State University.

         CHARLES SWINBURN - Mr. Swinburn has served as a director of the Company since February 1995. Mr. Swinburn is currently a practicing attorney in the Washington, D.C. office of Morgan, Lewis & Bockius, where he specializes in environmental law. From April 1990 through August 1993, Mr. Swinburn served as a consultant to private industry and the government. Prior to that time, Mr. Swinburn served as Vice President of Rollins Environmental Services, Inc. Mr. Swinburn has served in various capacities at the U.S. Department of Transportation, most recently as Deputy Assistant Secretary for Policy and International Affairs. Mr. Swinburn received his B.A. degree from Princeton University in 1969, his M.B.A. from Harvard Business School in 1971 and his J.D. from the University of Pennsylvania in 1993.

CONTINUING CLASS II DIRECTORS

         JOHN H. MARINO - Mr. Marino has served as Vice Chairman of the Company's Board of Directors since July 1996 and as a director of the Company since its formation in April 1992. From April 1992 until July 1996, Mr. Marino served as the Company's President and Chief Operating Officer. Mr. Marino founded, and from 1986 until April 1996, served as the President and a director of HESR. Mr. Marino also served as the President of HTG from its formation in January 1987 until the HTG Merger. Prior to founding HESR in 1985, Mr. Marino served as President and Chief Executive Officer of several shortline railroads, as an officer of the Reading Railroad and with the United States Railway Association, Washington, D.C. Mr. Marino received his B.S. degree in civil engineering from Princeton University in 1961 and his M.S. degree in transportation engineering from Purdue University in 1963. From 1963 to 1965, Mr. Marino served as an officer of the United States Army Corps of Engineers.

         JOHN M. SULLIVAN - Mr. Sullivan has served as a director of the Company since January 1993. From 1977 until 1981, Mr. Sullivan served, upon appointment by President Carter, as head of the United States Federal Railroad Administration. From 1982 until 1990, Mr. Sullivan was President and Chief Executive Officer of Haug Die Casting, Inc., where he remains a director. Mr. Sullivan received his B.S. degree in engineering from the United States Naval Academy and served with the United States Navy as an officer, and ultimately as a carrier aviator from 1946 to 1954.

                INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1997, the Board of Directors of the Company held a total of four meetings and took a number of actions by unanimous written consent. During 1997, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         Messrs. Swinburn, Sullivan and Rampell are the current members of the Company's Audit Committee, which committee held two meetings during the year ended December 31, 1997. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls and (iv) having general responsibility for all audit related matters.

         Messrs. Swinburn, Nichols and Rampell are also the current members of the Company's Compensation Committee, which committee held two meetings during the year ended December 31, 1997. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers each of the Company's compensation and benefit plans.

         In addition to the foregoing committees, the Board has established an Executive Committee consisting of Messrs. Gary O. Marino, Donald D. Redfearn and Richard Rampell, and a Government Affairs Committee consisting of Messrs. John
H. Marino, John Sullivan and Charles Swinburn.

         The Board does not have a standing nominating committee.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         Each non-employee director of the Company receives a directors fee of $2,000 per month, as well as $500 per Board meeting and $400 for each additional day spent on Company business. All directors are reimbursed for reasonable out-of-pocket expenses associated with travel to meetings of the Company's Board of Directors or committees thereof. Directors who are also employees of the Company do not receive additional compensation for their services as directors.

         As more fully described herein, non-employee directors are eligible to receive options under the Company's 1995 Non-Employee Director Stock Option Plan (the "Directors Plan"). The Directors Plan provides for an automatic grant of an option to purchase 50,000 shares of Common Stock upon a person's election as a non-employee director of the Company. As of the Record Date, options to purchase 210,000 shares of Common Stock have been granted under the Directors Plan at exercise prices ranging from $3.50 - $4.81 per share.

                                   MANAGEMENT

         The executive officers of the Company are as follows:


                       NAME                         AGE                           POSITION
                     --------                      -----                         ----------
        Gary O. Marino....................          53          Chairman of the Board, Chief Executive
                                                                   Officer, President and Treasurer

        Donald D. Redfearn................          45          Executive Vice President-Administration and
                                                                   Secretary

        W. Graham Claytor, III............          47          Senior Vice President-International Rail
                                                                   Group

        Robert B. Coward..................          52          Senior Vice President-Manufacturing Group

        Jack F. Conser....................          54          Senior Vice President-Domestic Rail Group

         The business experience of each of Messrs. Gary O. Marino and Donald D. Redfearn appears under the caption "Election of Directors; Nominees and Continuing Directors" above.

         W. GRAHAM CLAYTOR, III - Mr. Claytor has served as a Senior Vice President of the Company since joining the Company in March 1996. Prior to joining the Company, Mr. Claytor served as Managing Director of Southern Pacific's Plant Rationalization function, charged with selling, leasing and abandoning surplus branch and mainline trackage. Prior to joining Southern Pacific, Mr. Claytor served as Superintendent of the Buffalo & Pittsburgh Railroad and as Trainmaster for Norfolk Southern Corporation, and supervised marine terminal operations of the Virginia Maryland Railroad. Mr. Claytor received his B.S. degree from Boston University.

         ROBERT B. COWARD - Mr. Coward has served as the Company's Senior Vice President-Manufacturing Group since the Company's acquisition of Kalyn/Siebert in 1994. Mr. Coward is responsible for performing all functions related to Kalyn/Siebert's government contracting business. From 1981 until 1994, Mr. Coward served as the President and Chief Executive Officer of Kalyn/Siebert and as General Manager from 1969 until 1981. Mr. Coward received his B.S. in Industrial Arts from North Texas University.

         JACK F. CONSER - Mr. Conser joined the Company in 1992 as General Manager of HESR. Mr. Conser served as a Vice President of the Company from 1994 to 1997 and has served as a Senior Vice President of the Company since July 1997. From 1985 to 1992, Mr. Conser was General Manager of the Genesee & Wyoming Railroad, the Rochester & Southern Railroad, the Buffalo & Pittsburgh Railroad and the Dansville & MT. Morris Railroad, affiliates of Genesee Wyoming Industries. From 1973 to 1985, Mr. Conser was superintendent of traffic for the Providence & Worcester Railroad.

ELECTION OF EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC"), initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written or oral representations that no other reports are required, during the year ended December 31, 1997, all

Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the years ended December 31, 1997, 1996 and 1995, the aggregate compensation awarded to, earned by or paid to (i) Gary O. Marino, the Company's Chairman of the Board, Chief Executive Officer, President and Treasurer, (ii) John H. Marino, the Company's Vice Chairman of the Board, (iii) Donald D. Redfearn, the Company's Executive Vice President-Administration and Secretary and (iv) W. Graham Claytor III, the Company's Senior Vice President-International Rail Group, (v) Jack F. Conser, one of the Company's Senior Vice presidents, and (vi) Robert B. Coward, the Company's Senior Vice President-Manufacturing Group (collectively, the "Named Executive Officers") during each of such years. Mr. John H. Marino served as the Company's President and Chief Operating Officer until July 1996. No other executive officer of the Company received compensation in excess of $100,000 in 1997, 1996 or 1995. The Company did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during such years.

SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION                     COMPENSATION AWARDS
                                          --------------------------------------------------  -----------------------------
                                                                                               SECURITIES    ALL OTHER
                                                                             OTHER ANNUAL      UNDERLYING     COMPENSA-
   NAME AND PRINCIPAL POSITION    YEAR       SALARY($)        BONUS($)      COMPENSATION(1)    OPTIONS(#)      TION($)
-------------------------------  ------   -----------       -----------    ----------------   -----------    ----------
Gary O. Marino..............      1997    $275,000(2)       $ 47,500(3)    $115,235(4)        20,000(5)
   Chairman of the Board,         1996    $231,000(6)       $ 21,000(7)          --           10,000(8)          --
   Chief Executive Officer,       1995    $220,000(9)       $124,034(10)         --          350,000(11)         --
   President, Treasurer and
   Chief Financial
   Officer

John H. Marino..............      1997    $174,711(12)                     $ 16,000(13)           --
   Vice Chairman of the Board     1996    $169,620(14)            --             --           50,000(8)          --
   and Assistant Secretary        1995    $165,000(15)      $ 37,650(16)         --               --             --

Donald D. Redfearn .........      1997    $125,000          $ 13,500       $ 93,556(4)        25,000(5)          --
   Executive Vice President       1996    $113,750                --             --           50,000(8)          --
   and Secretary                  1995          --                --       $ 72,000(17)       10,000             --

W. Graham Claytor...........      1997    $ 93,333          $ 65,000             --           15,000(5)          --
   Senior Vice President          1996    $ 50,000                --             --           10,000(19)         --
                                  1995          --                --             --               --             --

Jack Conser.................      1997    $ 81,250                --       $  7,500           10,000(5)          --
   Senior Vice President          1996    $ 75,000          $  8,500             --           10,000(8)          --
                                  1995    $ 71,005          $ 35,413             --           10,000(20)         --

Robert Coward...............      1997    $ 96,977                --             --           25,000(5)          --
   Senior Vice President          1996    $ 85,010          $  8,500             --               --             --
                                  1995    $ 91,011          $ 20,165             --               --             --


------------------------------

(1) The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total amount of salary and bonus of such officer.
(2) Includes deferred compensation of $25,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(3) Represents forgiveness of a promissory note to the Company in the amount of $47,500.
(4) Represents gains on exercise of stock options and subsequent sales of the Common Stock.
(5) Represents options granted under the Company's Incentive Plan which have an exercise price of $5.00 per share.
(6) Includes (i) a payment of $20,000 in lieu of Mr. Gary Marino's participation in a retirement benefits plan and (ii) deferred compensation of $1,000 which was contributed to a nonqualified deferred compensation plan in January 1997.

(7) Represents a bonus which was paid to Mr. Gary Marino in 1997 based upon the performance of the Company for the year ended December 31, 1996.
(8) Represents options granted under the Company's Incentive Plan which have an exercise price of $3.625 per share.
(9) Includes deferred compensation of $20,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(10) Includes a bonus of 50,000 shares of Common Stock granted pursuant to Mr. Gary Marino's employment agreement, which bonus was valued at $93,750 as of the date of execution of the agreement in July 1995. Also includes a bonus of $30,284 which was paid to Mr. Gary Marino in 1996 based upon the performance of the Company for the year ended December 31, 1995.
(11) Granted pursuant to the terms of Mr. Gary Marino's employment agreement. Such options have exercise prices ranging from $3.10 to $4.15 per share.
(12) Includes deferred compensation of $15,883 which was contributed to a nonqualified deferred compensation plan.
(13)     Represents directors' fees.
(14) Includes deferred compensation of $15,420 which was contributed to a nonqualified deferred compensation plan in January 1997.
(15) Includes deferred compensation of $15,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(16) Represents a bonus which was paid to Mr. John Marino in 1996 based upon the performance of the Company and its transportation subsidiaries for the year ended December 31, 1995.
(17) Represents fees paid during 1995 for consulting services provided by Mr. Redfearn and Jenex Financial Corporation, a company in which Mr. Redfearn was an executive officer and a principal shareholder, for the benefit of the Company and its subsidiaries. See "Certain Transactions." Mr. Redfearn received no compensation as an officer of the Company in 1995.
(18) Represents options granted under the Company's Non-Employee Director Plan which have an exercise price of $3.50 per share.
(19) Represents options granted which have an exercise price of $3.65 per share.
(20) Represents options granted under the Company's Incentive Plan which have an exercise price of $3.50 per share.

EMPLOYMENT AGREEMENTS

         As of January 1, 1998, Mr. Gary O. Marino entered into a new employment agreement (the "Agreement")with the Company which provides that he serve as Chief Executive Officer of the Company. Under the Agreement, Mr. Marino is to receive a base salary of $300,000 per year. Mr. Marino's base salary is subject to increase in accordance with the Consumer Price Index, as well as any additional increases in the discretion of the Board of Directors. Mr. Marino is also entitled to a $1,000 monthly car allowance. Under the Agreement Mr. Marino is entitled to such benefits (including medical, dental, disability and life insurance) as the Company and its subsidiaries typically provides to their employees generally. The Agreement also provides that the Company make annual cash payments for retirement benefits to a trust for the benefit of Mr. Marino.

         In addition, pursuant to the Agreement, Mr. Marino was issued options to purchase an aggregate of 300,000 shares of Common Stock at exercise prices ranging from $7.25 to $9.50 per share. All of such options are currently exercisable and have a term of ten (10) years from the date they became exercisable. The Agreement has an initial term expiring on December 31, 2000, and is subject to automatic one year renewal terms, unless either party notifies the other of non-renewal 180 days prior to the expiration of the then current term. In the event Mr. Marino's employment is terminated without cause pursuant to a change in control of the Company, Mr. Marino is entitled to receive as of the date of termination a lump sum equal to 150% of his total compensation for the 12 month period prior to the date of termination. The Agreement also contains certain non-competition provisions applicable to Mr. Marino should he resign from the Company or be terminated with cause.

STOCK OPTION AND BONUS PLANS

         1992 STOCK OPTION PLAN

         The Company's 1992 Stock Option Plan provides officers, employees and consultants of the Company and its subsidiaries who are not directors of the Company or 5% stockholders (directly or indirectly) with the ability to receive grants of options to purchase shares of Common Stock. The 1992 Stock Option Plan was approved by the Company's stockholders as of July 1, 1992, and became effective as of such date. The Company has reserved 250,000 shares of

Common Stock for the grant of options under the 1992 Stock Option Plan, all of which have been granted and 46,800 of which are currently outstanding at an exercise price of $3.50 per share.

         BONUS PLAN

         In May 1995, the Board of Directors adopted its Corporate Senior Executive Bonus Plan (the "Bonus Plan") pursuant to which participants receive cash bonuses based upon the annual performance of the Company and its subsidiaries, commencing with the 1995 fiscal year. Pursuant to the Bonus plan, bonuses are to be paid to certain designated individuals based on Company performance on a consolidated basis, subsidiary performance or a combination of both.

         Participants in the Bonus Plan which are subsidiary-specific receive cash bonuses based upon objective, auditable and performance-related criteria relating to the Company's subsidiaries. No subsidiary-specific participant will be paid a bonus greater than 50% of the salary earned by that participant for the full year. Subsidiary-specific participants will be designated by the Chief Executive Officer subject to ratification by the Compensation Committee. Bonuses paid to participants for consolidated Company performance will be paid from a bonus pool equal to 12% of any pre-tax consolidated income in excess of that amount required to achieve a 12% return on average stockholders' equity. The Compensation Committee determines the appropriate treatment of year end results in the calculation, based on the recommendation of the Chief Executive Officer, if appropriate. No participant will be paid a bonus based on consolidated Company performance greater than the salary earned by that participant for the full year.

         1995 STOCK INCENTIVE PLAN. Effective January 1, 1995, the Company adopted the Incentive Plan pursuant to which key personnel of the Company selected as participants are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, stock bonuses, restricted stock awards, performance units and phantom stock units, and awards consisting of combinations of such incentives. The Company has reserved 1,000,000 shares of Common Stock for the grant of options under the 1995 Stock Incentive Plan, 609,500 of which have been granted and 475,200 of which are currently outstanding at an exercise prices ranging from $3.50-$5.00.

         1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Effective January 1, 1995, the Board of Directors adopted the Directors Plan, under which 250,000 shares of Common Stock have been reserved for issuance. Pursuant to the Directors Plan, directors of the Company who are not also employees of the Company ("Non-Employee Directors") are granted options to purchase Common Stock upon election to the Company's Board of Directors. The Directors Plan is administered by the Compensation Committee, the members of which are also participants therein. Subject to the provisions of the Directors Plan, the Compensation Committee has sole discretionary authority to construe, interpret and apply the terms of the Directors Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration thereof as it may deem desirable.

         Under the terms of the Directors Plan, each Non-Employee Director shall be granted an option to purchase 50,000 shares of Common Stock on the date such person is first elected to become a director of the Company. The term of the Directors Plan is ten years from the effective date, after which no further options will be granted thereunder. Options granted under the Directors Plan expire ten years from the date of grant. The exercise price per share of each option granted under the Directors Plan will be the fair market value of the Common Stock on the date prior to the date the option is granted. Options granted under the Directors Plan vest over a period of three years at the rate of one-third annually on each anniversary date of the date of grant, provided the Non-Employee Director to whom the options are granted continues to serve as a director on each such vesting date.

         As of the date hereof, options under the Directors Plan to purchase (i) 10,000 shares of Common Stock have been granted to Donald D. Redfearn at an exercise price of $3.50 per share, (ii) 50,000 shares of Common Stock have been granted to Charles Swinburn at an exercise price of $4.19 per share, (iii) 50,000 shares of Common Stock have been granted to Richard Rampell at an exercise price of $4.81 per share and (iv) 50,000 shares of Common Stock have been granted to Douglas Nichols at an exercise price of $3.50 per share.

         1995 EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors of the Company has adopted, effective January 1, 1995, the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), under which 250,000 shares of Common Stock are reserved for issuance. During the first quarter of 1996, the Company implemented the Stock Purchase Plan. The Stock Purchase Plan, which is designed to qualify under Section 423 of the Internal Revenue Code, is designed to encourage stock ownership by employees of the Company. Employees of the Company other than members of the Board of Directors and owners of 5% or more of the Company's Common Stock are eligible to participate in the Stock Purchase

Plan, with certain exceptions, if they are employed by the Company for at least 20 hours per week and more than five months per year. No employee is eligible to participate who, after the grant of options under the Stock Purchase Plan, owns (including all shares which may be purchased under any outstanding option) 5% or more of the Company's Common Stock.

         On January 1 of each year (the "Enrollment Date"), the Company will grant to each participant an option to purchase on December 31 of such year (the "Exercise Date"), at a price determined in the manner described below (the "Purchase Price"), the number of full shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price will be the lesser of (i) a percentage (not less than 85%) of the fair market value of the Common Stock on the Enrollment Date, or (ii) a percentage (not less than 85%) of the fair market value of the Common Stock on the Exercise Date. As soon as practicable after any Exercise Date on which a purchase of shares of Common Stock occurs, the Company will deliver to each participant a certificate representing the shares purchased upon exercise of his or her option; however, the Compensation Committee may determine to hold a participant's certificates until the participant ceases participation in the Stock Purchase Plan or requests delivery of the certificates.

OPTION/SAR GRANT TABLE

         The following table sets forth information concerning grants of stock options made during the year ended December 31, 1997 to the Named Executive Officers. No stock appreciation rights were granted in 1997.

                              NUMBER OF SECURITIES       % OF TOTAL OPTIONS/SARS
                               UNDERLYING OPTIONS/       GRANTED TO EMPLOYEES IN      EXERCISE PRICE     EXPIRATION
           NAME                  SARS GRANTED(#)               FISCAL YEAR                ($/SH)            DATE
----------------------------   -------------------       -----------------------      --------------     ----------

Gary O. Marino                       20,000                         6%                     $5.00           7/1/07

Donald D. Redfearn                   25,000                         7%                     $5.00           7/1/07

W. Graham Claytor                    15,000                         4%                     $5.00           7/1/07

Robert Coward                        25,000                         7%                     $5.00           7/1/07

Jack F. Conser                       10,000                         3%                     $5.00           7/1/07

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers at December 31, 1997. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1997, except that Mr. Redfearn exercised options to purchase 40,000 shares of Common Stock and Mr. Gary O. Marino exercised options to purchase 50,000 shares of Common Stock. No stock appreciation rights were granted or are outstanding.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                SHARES                       DECEMBER 31, 1997(#)         DECEMBER 31, 1997($)(1)
                             ACQUIRED ON      VALUE      ----------------------------   --------------------------
           NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------------------   -----------   -----------   -----------    -------------   -----------  -------------

Gary O. Marino.........         50,000      $115,235      370,000(2)          --        $1,091,00          --

John H. Marino.........           0             0          50,000             --          $81,250          --

Donald D. Redfearn.....         40,000       $93,556       85,000(3)          --         $153,125          --


------------------------------

(1) The closing sale price of the Common Stock on December 31, 1997 as reported by Nasdaq was $6.625 per share. Value is calculated by multiplying (a) the difference between $6.625 and each option exercise price by (b) the number of shares of Common Stock underlying the option.
(2) At December 31, 1997, Mr. Gary Marino had been granted the following options to purchase Common Stock, which options were exercisable at year end: (i) options to purchase 87,500 shares of Common Stock at an exercise price of $3.10 per share, (ii) options to purchase 87,500 shares of Common Stock at an exercise price of $3.40 per share,

     (iii) options to purchase 87,500 shares of Common Stock at an exercise price of $3.75 per share, (iv) options to purchase 87,500 shares of Common Stock at an exercise price of $4.15 per share and (v) options to purchase 20,000 shares of Common Stock at an exercise price of $5.00 per share.
(3) At December 31, 1997, Mr. Redfearn had been granted the following options to purchase Common Stock, which options were exercisable at year end: (i) options to purchase 10,000 shares of Common Stock at an exercise price of $3.50 per share, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $5.00 per share and (iii) options to purchase 25,000 shares of Common Stock at an exercise price of $5.00 per share.

PERFORMANCE GRAPH

         The Securities and Exchange Commission requires the Company to present a line graph comparing cumulative shareholder returns on an indexed basis with the Total Return Index for the Nasdaq Stock Market (U.S. and foreign) or another broad-based index, and either a nationally-recognized industry standard or a group of peer companies selected by the Company. The Company has selected, for purposes of this comparison, Nasdaq Trucking and Transportation Stocks. The graph is to present the shorter of 5 years or the period the Company's common stock has been registered under Section 12 of the 1934 Act. The graph assumes that $100 was invested on December 31, 1992 in each of the Common Stock, the Total Return Index for the Nasdaq Stock Market (U.S. and foreign) and the Peer Group consisting of Nasdaq Trucking and Transportation Stocks, and that all dividends were reinvested.







                                    (CHART)









                                                       LEGEND

            CRSP TOTAL RETURNS INDEX FOR:       12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
            -----------------------------       --------  --------  --------  --------  --------  --------
            RailAmerica, Inc.                      100.0      69.9     101.1     126.1     169.6     223.9

            Nasdaq Stock Market (US & Foreign)     100.0     115.8     112.3     157.7     193.1     236.3

            Nasdaq Trucking & Transportation       100.0     121.5     110.2     128.5     141.8     181.6
            Stocks SIC 3700-3799, 4200-4299,
            4400-4599, 4700-4799 US & Foreign

            NOTES:
            A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
            B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
            C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
            D.    The index level for all series was set to $100.0 on 12/31/92.

                              CERTAIN TRANSACTIONS

         First London Securities Corporation ("First London"), of which Douglas Nichols, a director of the Company is President and principal shareholder, served as the exclusive placement agent for the Company's private placements transactions consummated in September 1996 and January 1997. As part of the September 1996 private placement, First London received a $225,000 placement fee, a $45,000 nonaccountable expense fee and one-year warrants to purchase 125,000 shares of Common Stock at an exercise price of $4.60 per share. Such warrants were exercised on September 30, 1997. As part of the January 1997 private placement, First London received a $375,750 placement fee, a $75,150 nonaccountable expense fee and one-year warrants to purchase 167,000 shares of Common Stock at an exercise price of $5.75 per share. Such warrants were exercised in January 1998.

         During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Huron Distribution Services, to a company owned by Mr. John Marino, Vice Chairman of the Board of Directors of the Company. The sale price was approximately $50,000, which consisted of cash and 10,085 shares of the Company's common stock valued at $44,629.

         During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Evansville Terminal Company, to a group of investors including a company owned by Mr. John Marino. The sale price was approximately $540,000, which consisted of cash, a short-term note, a $450,000 purchase money mortgage bearing interest at 8% per annum with a maturity date of October 2002 and 8,502 shares of the Company's common stock valued at $50,000.

         During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Gettysburg Scenic Rail Tours, Inc. ("GSRT"), certain railroad equipment and substantially all the assets of Gettysburg Railway ("GBR") to a company owned by Mr. John Marino. The sale price for GSRT and the railroad equipment was $0.5 million, which consisted of cash and 62,602 shares of the Company's common stock valued at $385,000. The sale price for substantially all of the assets of GBR was $1.45 million, which consisted of cash, an $800,000 promissory note bearing interest at 8.5% per annum due June 30, 1998 and a $350,000 mortgage note bearing interest at 8.5% per annum, which calls for monthly payments of $3,037, and has a maturity date of June 30, 2003.

         The Company believes that the transactions described above were on terms comparable to these which might have been obtained from unaffiliated parties.

                        PROPOSAL TO APPROVE AND ADOPT THE
          COMPANY'S 1998 OMNIBUS EXECUTIVE INCENTIVE COMPENSATION PLAN

         BACKGROUND AND PURPOSE. In April 1998, the Board of Directors adopted the Company's 1998 Omnibus Executive Incentive Compensation Plan (the "1998 Plan") and recommended that it be submitted to the Company's stockholders for their approval at the Annual Meeting. The terms of the 1998 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The 1998 Plan is intended to supersede the Company's 1992 and 1995 Stock Option Plans and the Bonus Plan (collectively, the "Preexisting Plan"). The effective date of the 1998 Plan is April 16, 1998 (the "Effective Date"). No Awards have been made under the 1998 Plan as of the date of this Proxy Statement.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the 1998 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the Nasdaq National Market.

         Although certain types of Awards authorized under the 1998 Plan are similar to those under the Preexisting Plan, the Board determined to adopt an entirely new plan in order to respond to a number of changes and proposed changes relating to Rule 16b-3 under the Exchange Act and regulations under
Section 162(m) of the Code, to broaden the types of performance goals that may be set and the types of Awards that may be granted by the Committee and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under
Section 162(m), to increase the number of shares of Common Stock that may be subject to Awards, and to otherwise adopt provisions intended to enable the Committee to better promote the goals of the Company's compensation policies and programs, as discussed above.

         The following is a summary of certain principal features of the 1998 Plan. This summary is qualified in its entirety by reference to the complete text of the 1998 Plan, which is attached to this Proxy Statement as Exhibit A. Stockholders are urged to read the actual text of the 1998 Plan in its entirety.

         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the 1998 Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the 1998 Plan at any time during the term of the Plan shall be equal to 930,000 shares, plus the number of shares with respect to which Awards previously granted under the Preexisting Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

         The 1998 Plan limits the number of shares which may be issued pursuant to incentive stock options to 930,000 shares.

         In addition, the 1998 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 400,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $2,000,000.

         The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the 1998 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. No independent contractor will be eligible to receive any Awards other than stock options. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 1998 Plan. As of April 20, 1998, approximately 600 persons were eligible to participate in the 1998 Plan.

         ADMINISTRATION. The 1998 Plan is to be administered by a committee designated by the Board of Directors consisting of not less than three directors (the "Committee"), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. The Compensation Committee of the Board has been appointed as the Committee for the 1998 Plan. Subject to the terms of the 1998 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1998 Plan, and make all other determinations that may be necessary or advisable for the administration of the 1998 Plan.

         STOCK OPTIONS AND SARS. The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 1998 Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 1998 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

         RESTRICTED AND DEFERRED STOCK. The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period.

Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

         DIVIDEND EQUIVALENTS. The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee or the Board is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 1998 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

         OTHER STOCK-BASED AWARDS. The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

         PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 1998 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under
Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

         Subject to the requirements of the 1998 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 1998 Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 1998 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

         OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1998 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the 1998 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 1998 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

         ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 1998 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 1998 Plan, the term "change in control" generally means (a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the 1998 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 1998 Plan which might increase the cost of the 1998 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1998 Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 1998 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1998 Plan.

         SECURITIES ACT REGISTRATION. The Company intends to register the shares of Common Stock available for Awards under the 1998 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 1998 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

         Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of Common Stock minus the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares.

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 1998 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m).

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 1998 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1998 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 1998 Plan should consult a tax advisor as to the tax consequences of participation.

         The Company believes that Awards granted under the 1998 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE 1998 OMNIBUS EXECUTIVE INCENTIVE COMPENSATION PLAN.

PRIOR GRANTS OF OPTIONS

         As of the Record Date, options to purchase an aggregate of 609,500 shares of Common Stock had been granted under the Incentive Plan to 65 employees of the Company. The options granted under the Incentive Plan have exercise prices ranging from $3.50 to $5.00 and have terms of 10 years.

         The following table indicates, as of the Record Date, certain information regarding options which have been granted under the Incentive Plan to the persons and groups indicated:


                                            NUMBER OF SHARES           EXERCISE PRICE         VALUE OF OPTIONS AT
            NAME AND POSITION              SUBJECT TO OPTIONS            PER SHARE             APRIL 15, 1998(1)
            -----------------              ------------------          --------------         -------------------
Gary O. Marino                                   20,000                    $5.00                    $35,000
   Chairman of the Board, Chief
   Executive Officer, President and
   Treasurer

John H. Marino                                   50,000                    $3.625                  $156,250
   Vice Chairman of the Board

Donald D. Redfearn                               25,000                    $5.00                    $43,750
   Executive Vice President and
   Secretary

W. Graham Claytor III                            15,000                    $5.00                    $26,250
   Senior Vice
   President-International Rail Group

Jack F. Conser                                   10,000                    $5.00                    $17,500
   Senior Vice President-Domestic                10,000                    $3.50                    $32,500
   Rail Group                                    10,000                    $3.625                   $31,250

Robert B. Coward                                 25,000                    $5.00                    $43,750
   Senior Vice President-Manufacturing

All current executive officers as a             115,000                 $3.50-$5.00                $230,000
   group (5 persons)

All current directors who are not                50,000                    $3.625                  $156,250
   executive officers as a group
   (1 person)

All employees as a group, other than            310,200                     (2)                       (2)
   executive officers (59 persons)


-----------------------------

(1) The closing sale price of the Common Stock on April 15, 1998 was $6.75 per share. Value is calculated by multiplying (i) the difference between $6.75 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.
(2) The Company has granted options to purchase an aggregate of 310,200 shares of Common Stock to fifty-nine (59) employees of the Company, other than executive officers. Of such options, (i) options to purchase 86,500 shares of Common Stock have an exercise price of $3.50 per share and an aggregate value of $281,125 as of the Record Date and (ii) options to purchase 223,700 shares of Common Stock have an exercise price of $5.00 per share and an aggregate value of $391,475 as of the Record Date.

The Company believes that Awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

            OTHER BUSINESS; REPRESENTATIVES OF THE COMPANY'S AUDITORS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         Representatives of Coopers & Lybrand LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting, and, accordingly, may not be available to respond to stockholder inquiries.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1998 Annual Meeting of

Stockholders must deliver a proposal in writing to the Company's principal executive offices no later than February 17, 1999.

                                       By Order Of The Board of Directors

                                       GARY O. MARINO
                                       CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                       OFFICER AND PRESIDENT


Boca Raton, Florida
June __, 1998

                                                                       EXHIBIT A

















                                RAILAMERICA, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

                                RAILAMERICA, INC.
                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN



1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................3
         (a)      Authority of the Committee......................................................................3
         (b)      Manner of Exercise of Committee Authority.......................................................3
         (c)      Limitation of Liability.........................................................................4
4.       Stock Subject to Plan....................................................................................4
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................4
         (b)      Application of Limitations......................................................................4
5.       Eligibility; Per-Person Award Limitations................................................................4
6.       Specific Terms of Awards.................................................................................4
         (a)      General.........................................................................................4
         (b)      Options.........................................................................................5
         (c)      Stock Appreciation Rights.......................................................................5
         (d)      Restricted Stock................................................................................6
         (e)      Deferred Stock..................................................................................6
         (f)      Bonus Stock and Awards in Lieu of Obligations...................................................7
         (g)      Dividend Equivalents............................................................................7
         (h)      Other Stock-Based Awards........................................................................7
7.       Certain Provisions Applicable to Awards..................................................................8
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards..........................................8
         (b)      Term of Awards..................................................................................8
         (c)      Form and Timing of Payment Under Awards; Deferrals..............................................8
         (d)      Exemptions from Section 16(b) Liability.........................................................8
8.       Performance and Annual Incentive Awards..................................................................8
         (a)      Performance Conditions..........................................................................8
         (b)      Performance Awards Granted to Designated Covered Employees......................................9
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................10
         (d)      Written Determinations.........................................................................10
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................10
9.       Change in Control.......................................................................................11
         (a)      Effect of "Change in Control.".................................................................11
         (b)      Definition of "Change in Control...............................................................11
         (c)      Definition of "Change in Control Price.".......................................................11
10.      General Provisions......................................................................................12
         (a)      Compliance With Legal and Other Requirements...................................................12
         (b)      Limits on Transferability; Beneficiaries.......................................................12
         (c)      Adjustments....................................................................................12
         (d)      Taxes..........................................................................................13
         (e)      Changes to the Plan and Awards.................................................................13
         (f)      Limitation on Rights Conferred Under Plan......................................................13
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................13
         (h)      Nonexclusivity of the Plan.....................................................................13
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................13
         (j)      Governing Law..................................................................................14
         (k)      Awards Under Preexisting Plans.................................................................14
         (l)      Plan Effective Date and Stockholder Approval; Termination of Plan..............................14






                                      (i)

                                RAILAMERICA, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

         1. PURPOSE. The purpose of this 1998 Executive Incentive Compensation Plan (the "Plan") is to assist RAILAMERICA, INC. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company. This Plan is intended to supersede the Company's 1995 Stock Incentive Plan (the "Preexisting Plan").

         2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

                  (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (e) "Board" means the Company's Board of Directors.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                  (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                  (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (m) "Director" means a member of the Board.

                  (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (p) "Effective Date" means the effective date of the Plan, which shall be April 16, 1998.

                  (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (v) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

                  (w) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

                  (x) "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.





                                      (2)

                  (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (cc) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (dd) "Preexisting Plan" means the Company's 1995 Stock Incentive Plan.

                  (ee) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (ff) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

                  (gg) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

                  (hh) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (ii) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

                  3. ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine,




                                      (3)
and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. STOCK SUBJECT TO PLAN.

                  (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 930,000 plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto, minus (iii) the number of shares that then are subject to outstanding Awards or awards under the Preexisting Plan. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 930,000 shares.

                  (b) APPLICATION OF LIMITATIONS. The limitation contained in
Section 4(a) shall apply not only to Awards that are settable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 400,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $2,000,000.

         6. SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.



                                      (4)

                  (b) OPTIONS. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee or
                  the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOS. The terms of any ISO granted under
                  the Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                  than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B) The aggregate Fair Market Value
                  (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (c) STOCK APPRECIATION RIGHTS. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) RIGHT TO PAYMENT. A SAR shall confer on the
                  Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                                      (5)

                           (ii) OTHER TERMS. The Committee or the Board shall
                  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) RESTRICTED STOCK. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                           (i) GRANT AND RESTRICTIONS. Restricted Stock shall
                  be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) FORFEITURE. Except as otherwise determined by
                  the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock
                  granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) DIVIDENDS AND SPLITS. As a condition to the
                  grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) DEFERRED STOCK. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:


                                      (6)

                           (i) AWARD AND RESTRICTIONS. Satisfaction of an
                  Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) FORFEITURE. Except as otherwise determined by
                  the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) DIVIDEND EQUIVALENTS. Unless otherwise
                  determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) DIVIDEND EQUIVALENTS. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) OTHER STOCK-BASED AWARDS. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other



                                      (7)

Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.     CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

                  (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) EXEMPTIONS FROM SECTION 16(b) LIABILITY. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under
Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8.     PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

                  (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.



                                      (8)

                  (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) PERFORMANCE GOALS GENERALLY. The performance
                  goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) BUSINESS CRITERIA. One or more of the
                  following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
                  (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performance-based compensation under Code
                  Section 162(m).

                           (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING
                  PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) PERFORMANCE AWARD POOL. The Committee may
                  establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS.
                  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.


                                      (9)

                  (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) ANNUAL INCENTIVE AWARD POOL. The Committee may
                  establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later
                  than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After
                  the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) STATUS OF SECTION 8(b) AND SECTION 8(c) AWARDS UNDER
CODE SECTION 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a





                                      (10)
person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.     CHANGE IN CONTROL.

                  (a) EFFECT OF "CHANGE IN CONTROL." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b), the following provisions shall apply:

                           (i) Any Award carrying a right to exercise that was
                  not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                           (ii) Limited SARs (and other SARs if so provided
                  by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions, deferral of settlement,
                  and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award
                  subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) DEFINITION OF "CHANGE IN CONTROL." A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

                           (ii) Individuals who, as of the date hereof,
constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

                  (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.


                                     (11)

         10.   GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The
Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based




                                      (12)
compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) TAXES. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

                  (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of




                                      (13)

Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) AWARDS UNDER PREEXISTING PLANS. Upon approval of the Plan by stockholders of the Company, as required under Section 10(1) hereof, no further Awards shall be granted under any Preexisting Plan.

                  (l) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL;
TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.













                                      (14)

                               RAILAMERICA, INC.
                          301 YAMATO ROAD, SUITE 1190
                           BOCA RATON, FLORIDA 33341

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

    The undersigned holder of Common Stock of RailAmerica, Inc., a Delaware corporation (the "Company"), hereby appoints Gary O. Marino and Donald D. Redfearn, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company, to be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 18, 1998, at 10:00 a.m., local time, or at any adjournments or postponements thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) SET FORTH BELOW AND FOR THE OTHER PROPOSALS SET FORTH.

PROPOSAL 1.  Election of Gary O. Marino, Richard Rampell and Douglas R. Nichols
             as Class III directors of the Company.

    [ ]  VOTE FOR all nominees listed above,
         except vote withheld from the following nominee(s)
         (if any).

         ------------------------------------------------------
    [ ]  VOTE WITHHELD from all nominees

PROPOSAL 2.

    To approve and adopt the Company's 1998 Omnibus Executive Stock Incentive Plan.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1998 Annual Meeting, or at any adjournments or postponements thereof.

                               (see reverse side)

                          (continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

    The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1997 Annual Report to Stockholders.

                                         Dated:                           , 1998
                                               ---------------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature if held jointly

                                         IMPORTANT:  Please sign exactly as your
                                         name appears hereon and mail it
                                         promptly even though you may plan to
                                         attend the meeting. When shares are
                                         held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such. If a corporation, please sign in
                                         full corporate name by president or
                                         other authorized officer. If a
                                         partnership, please sign in partnership
                                         name by authorized person.

                                         PLEASE MARK, SIGN AND DATE THIS PROXY
                                         CARD AND PROMPTLY RETURN IT IN THE
                                         ENVELOPE PROVIDED. NO POSTAGE NECESSARY
                                         IF MAILED IN THE UNITED STATES.